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                                                                    Exhibit 23.6

                        Consent of Independent Auditors

The Board of Directors

Airgas, Inc.:


    We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.

                                          /s/ KPMG LLP

Philadelphia, Pennsylvania
August 28, 2001